motorsport GAMES

# Q2 2023 Results

August 21, 2023

This presentation provides select highlights about Motorsport Games Inc.'s results of operations. Please see Motorsport Games' 2022 Form 10-K and Q1 2023 Form 10-Q filed with the SEC and Q2 2023 earnings release for more complete information on the Company's results of operations, cash flows, financial condition and liquidity.



NASCAR HEAT 2
NASCAR HEAT
NASCAR HEAT 3
NASCAR HEAT 4
NASCAR HEAT MOBILE
NASCAR HEAT 5
KARTKRAFT
IGNITION
HEAT
RIVALS
LE MANS
BTCC

# Company Highlights

- At the center of large, fast-growing motorsport, gaming and esports categories
- Strategic, long-term partnerships with iconic racing brands
- Leveraging exclusive partnerships for multiple products and revenue streams
- Pole position in virtual racing esports
- Integrating acquired technologies and processes into our scalable internal development platform

motorsport GAMES

# Q2 2023 Highlights

### Financial Highlights

- Q2 2023 Revenues of $1.7M
- Q2 2023 Net loss was $8.2M
- Q2 2023 Adjusted EBITDA loss was $2.7M*
- Q2 2023 EPS was a loss of $3.02 vs. loss of $6.34 for Q2 2022


in Millions ($)
4.0
2.0
-
(2.0)
(4.0)
(6.0)
(8.0)
(10.0)

| | REVENUE | NET LOSS | Adjusted EBITDA* |
|---|---|---|---|
| Q2 2023 | 1.7 | (8.2) | (2.7) |
| Q2 2022 | 2.0 | (7.5) | (6.0) |

### Key Highlights

- Announced “Le Mans Ultimate” – a brand-new game centered around the 24 Hours of Le Mans and FIA World Endurance Championship expected to release in December 2023
- Released the “Next Gen Car Update” for NASCAR Heat 5 as a purchasable DLC, allowing customers to experience the latest generation of stock cars on the ever-popular game across PlayStation, Xbox and PC
- Released key updates to rFactor 2, including the official FIA Formula E Gen3 car

*Adjusted EBITDA is a non-GAAP financial measure. See definition of Adjusted EBITDA and its reconciliation to net loss presented later in this deck.

**Adjusted to reflect the company’s 1-for-10 reverse stock split completed on November 10, 2022 on a retroactive basis for the periods presented.

# Executing Against Our Key Initiatives

| | |
|---|---|
| Games | • Announced “Le Mans Ultimate” game expected to release in December 2023, which was designed using Studio 397’s renowned technology<br>• Released the official Formula E Gen3 car into rFactor 2<br>• Released the "Next Gen Car Update" DLC for NASCAR Heat 5 |
| Esports & Entertainment | • Formula E hosted "Formula E: Accelerate" on the rFactor 2 platform |
| Community | • Over 495 content pieces created in Q2 2023, attracting more than 1.75 million pageviews<br>• More than 1.65 million video views on YouTube<br>• Lifetime milestones of over 15 million Views Total on YouTube, 300,000 Total Podcast Listens and 5000 Total Articles Published |
| Proprietary MSGM Technology Platform | • Global development team of 88 as of 6/30/2023, which includes 22 external contractors.<br>• Advancing our Motorsport Games engine by combining advanced technology from KartKraft and rFactor 2 and optimizing it for Unreal Engine |

# Q2 2023 Results

**MOTORSPORT GAMES INC. AND SUBSIDIARIES**
**CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS**
**(UNAUDITED)**

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2023 | 2022 | 2023 | 2022 |
| **Revenues** | $ 1,739,130 | $ 2,008,987 | $ 3,468,485 | $ 5,330,776 |
| Cost of revenues | 866,167 | 856,157 | 2,114,903 | 2,869,963 |
| Gross profit | 872,963 | 1,152,830 | 1,353,582 | 2,460,813 |
| **Operating expenses:** | | | | |
| Sales and marketing | 434,788 | 1,540,220 | 1,053,198 | 3,228,669 |
| Development | 1,787,768 | 2,681,642 | 4,184,902 | 5,085,980 |
| General and administrative | 3,154,233 | 3,349,610 | 5,933,343 | 6,772,763 |
| Impairment of goodwill | - | - | - | 4,788,268 |
| Impairment of intangible assets | 4,004,627 | 149,048 | 4,004,627 | 4,640,102 |
| Depreciation and amortization | 104,854 | 117,725 | 202,208 | 233,796 |
| Total operating expenses | 9,486,270 | 7,838,245 | 15,378,278 | 24,749,578 |
| Loss from operations | (8,613,307) | (6,685,415) | (14,024,696) | (22,288,765) |
| Interest expense | (244,750) | (191,662) | (443,870) | (393,258) |
| Other (loss) income, net | 657,175 | (610,594) | 1,008,492 | (772,693) |
| **Net loss** | (8,200,882) | (7,487,671) | (13,460,074) | (23,454,716) |
| Less: Net loss attributable to non-controlling interest | (29,858) | (82,375) | (188,103) | (911,803) |
| **Net loss attributable to Motorsport Games Inc.** | $ (8,171,024) | $ (7,405,296) | $(13,271,971) | $ (22,542,913) |
| Net loss attributable to Class A common stock per share: | | | | |
| Basic and diluted | $ (3.02) | $ (6.34) | $ (5.42) | $ (19.32) |
| Weighted-average shares of Class A common stock outstanding: | | | | |
| Basic and diluted | 2,704,106 | 1,167,359 | 2,448,131 | 1,167,087 |

NOTE: All share data and share-based calculations set forth in this table have been adjusted to reflect the company's 1-for-10 reverse stock split completed on November 10, 2022 on a retroactive basis for the periods presented.

# Reconciliation of Non-GAAP Financial Measures

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | **2023** | **2022** | **2023** | **2022** |
| Net Loss | $ (8,200,882) | $ (7,487,671) | $ (13,460,074) | $ (23,454,716) |
| Interest expense, net | 244,750 | 191,662 | 443,870 | 393,258 |
| Depreciation and Amortization | 508,874 | 489,829 | 1,011,231 | 1,067,343 |
| **EBITDA** | **$ (7,447,258)** | **$ (6,806,180)** | **$ (12,004,973)** | **$ (21,994,115)** |
| Acquisition related expenses | 231,607 | 463,065 | 285,357 | 464,315 |
| Impairment of goodwill and intangible assets | 4,004,627 | 149,048 | 4,004,627 | 9,428,370 |
| Stock-based compensation | 521,303 | 238,573 | 770,536 | 591,603 |
| **Adjusted EBITDA** | **$ (2,689,721)** | **$ (5,955,494)** | **$ (6,944,453)** | **$ (11,509,827)** |

# Liquidity

- As of June 30, 2023 and July 31, 2023, the Company had approximately $2.0 million and $1.4 million, respectively, of available cash on hand.

- The Company's Form 10-Q for the quarter ended June 30, 2023 discloses there is substantial doubt about the Company's ability to continue as a going concern. Based on the available cash on hand and the Company's average monthly net cash burn of approximately $1.5 million during the six months ended June 30, 2023, the Company does not believe it has sufficient cash on hand to fund its operations for the remainder of 2023 and that additional funding will be required in order to continue operations.

- In order to address its liquidity short fall, the Company is actively exploring several options, including, but not limited to: i) additional funding in the form of potential equity and/or debt financing arrangements or similar transactions; ii) strategic alternatives for its business, including, but not limited to, the sale or licensing of the Company's assets; and iii) further cost reduction and restructuring initiatives.

- In 2022, the Company announced the 2022 Restructuring Program to reduce its operating costs, which was initially expected to generate annualized cost reductions of approximately $4 million by the end of 2023. Through June 30, 2023, the Company has made progress by achieving annualized savings of approximately $4.9 million and is continuing efforts to achieve further cost reductions.

# Leveraging Our IP and Growing Our Portfolio


NASCAR HEAT 2
NASCAR HEAT EVOLUTION
NASCAR HEAT 3
NASCAR HEAT 4
NASCAR HEAT MOBILE
NASCAR HEAT 5
NASCAR 21 IGNITION
KARTKRAFT
NASCAR HEAT
NASCAR RIVALS
LE MANS ULTIMATE
BTCC

# LEGAL DISCLOSURES

This presentation has been prepared by Motorsport Games Inc. ("Motorsport Games," "us," "our," "we" or the "Company"). For additional information regarding the Company, we urge you to read our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023 and our other SEC filings during 2023.

**NON-GAAP FINANCIAL MEASURES:** Adjusted EBITDA (the "Non-GAAP Measure") is not a financial measure defined by U.S. generally accepted accounting principles ("U.S. GAAP"). Reconciliations of the Non-GAAP Measure to net loss, its most directly comparable financial measure, calculated and presented in accordance with U.S. GAAP, are presented in the Reconciliation of Non-GAAP Financial Measures slide. Adjusted EBITDA, a measure used by management to assess the Company's operating performance, is defined as EBITDA, which is net loss plus interest expense, depreciation and amortization, less income tax benefit (if any), adjusted to exclude: (i) acquisition related expenses; (ii) stock-based compensation expenses; (iii) impairment of goodwill and intangible assets; and (iv) charges or gains resulting from non-recurring events, if any. The Company uses the Non-GAAP Measure to manage its business and evaluate its financial performance, as Adjusted EBITDA eliminates items that affect comparability between periods that the Company believes are not representative of its core ongoing operating business. Additionally, management believes that using the Non-GAAP Measure is useful to its investors because it enhances investors' understanding and assessment of the Company's normalized operating performance and facilitates comparisons to prior periods and its competitors' results (who may define Adjusted EBITDA differently). The Non-GAAP Measure is not a recognized term under U.S. GAAP and does not purport to be an alternative to revenue, income/loss from operations, net (loss) income, or cash flows from operations or as a measure of liquidity or any other performance measure derived in accordance with U.S. GAAP. Additionally, the Non-GAAP Measure is not intended to be a measure of free cash flows available for management's discretionary use, as it does not consider certain cash requirements, such as interest payments, tax payments, working capital requirements and debt service requirements. The Non-GAAP Measure has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for the Company's results as reported under U.S. GAAP. Management compensates for the limitations of using the Non-GAAP Measure by using it to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than would be presented by using only measures in accordance with U.S. GAAP. Because not all companies use identical calculations, the Non-GAAP Measure may not be comparable to other similarly titled measures of other companies.

**FORWARD-LOOKING STATEMENTS:** Certain statements in this presentation which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements or information in this presentation that are not statements or information of historical fact may be deemed forward-looking statements. Words such as "continue," "will," "may," "could," "should," "expect," "expected," "plans," "intend," "anticipate," "believe," "estimate," "predict," "potential," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning: (i) the Company's future business, future results of operations and/or financial condition; (ii) new or planned products, features, events or other offerings and the anticipated timing of launching such products, features, events and offerings, including the anticipated release of the Company's Le Mans Ultimate game in December 2023; and (iii) the Company's liquidity and capital requirements, including, without limitation, the Company's ability to continue as a going concern, the Company's belief it will not have sufficient cash on hand to fund its operations for the remainder of 2023 based on the cash and cash equivalents available as of July 31, 2023 and the Company's average cash burn, the Company's belief that additional funding will be required in order to continue operations, and the Company's plans to address its liquidity short fall, including its exploration of several options, including, but not limited to: additional funding in the form of potential equity and/or debt financing arrangements or similar transactions; strategic alternatives for its business, including, but not limited to, the sale or licensing of the Company's assets; and further cost reduction and restructuring initiatives. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside of the Company's control and are difficult to predict.

# LEGAL DISCLOSURES

**FORWARD-LOOKING STATEMENTS (CONT):** Examples of such risks and uncertainties include, but are not limited to: (i) difficulties, delays or less than expected results in achieving the Company's growth plans, objectives and expectations, such as due to decreased sales of the Company's products due to the disposition of key assets, further changes in the Company's product roadmap, the Company's inability to deliver new products for its various other licenses, a slower than anticipated economic recovery and/or the Company's inability, in whole or in part, to continue to execute its business strategies and plans, such as due to less than anticipated customer acceptance of its new game titles and/or less than anticipated benefits from its future technologies, the Company experiencing difficulties or the inability to launch its games as planned, less than anticipated performance of the games impacting customer acceptance and sales and/or greater than anticipated costs and expenses to develop and launch its games, including, without limitation, higher than expected labor costs and, in addition to the factors set forth in (ii) through (vi) below, the Company's continuing financial condition and ability to obtain additional debt and/or equity financing to meet its liquidity requirements, such as the going concern qualification on the Company's annual audited financial statements posing difficulties in obtaining new financing on terms acceptable to the Company, or at all; (ii) difficulties, delays in or unanticipated events that may impact the timing and scope of new or planned products, features, events or other offerings, such as due to difficulties and/or delays arising out of any resurgence of the ongoing and prolonged COVID-19 pandemic; (iii) less than expected benefits from implementing the Company's management strategies and/or adverse economic, market and geopolitical conditions that negatively impact industry trends, such as significant changes in the labor markets, an extended or higher than expected inflationary environment (such as the impact on consumer discretionary spending as a result of significant increases in energy and gas prices which have been increasing since early in 2020), a higher interest rate environment, tax increases impacting consumer discretionary spending and/or quantitative easing that results in higher interest rates that negatively impact consumers' discretionary spending, or adverse developments relating to the ongoing war between Russia and Ukraine; (iv) greater than anticipated negative operating cash flows such as due to higher than expected development costs, higher interest rates and/or higher inflation, or failure to achieve the expected savings under the Company's 2022 Restructuring Program and any further cost reduction and restructuring initiatives; (v) difficulties and/or delays in resolving the Company's liquidity and capital requirements due to reasons including, without limitation, difficulties in securing funding that is on commercially acceptable terms to the Company or at all, such as the Company's inability to complete in whole or in part any potential debt and/or equity financing transactions or similar transactions, any inability to achieve cost reductions, including, without limitation, those which the Company expects to achieve through the 2022 Restructuring Program and any further cost reduction and restructuring initiatives, as well as any inability to consummate one or more strategic alternatives for the Company's business, including, but not limited to, the sale or licensing of the Company's assets, and/or less than expected benefits resulting from any such strategic alternative; and/or (vi) difficulties, delays or the Company's inability to successfully complete the 2022 Restructuring Program and any further cost reduction and restructuring initiatives, in whole or in part, which could result in less than expected operating and financial benefits from such actions, as well as delays in completing the 2022 Restructuring Program and any further cost reduction and restructuring initiatives, which could reduce the benefits realized from such activities; higher than anticipated restructuring charges and/or payments and/or changes in the expected timing of such charges and/or payments; and/or less than anticipated annualized cost reductions from the 2022 Restructuring Program and any further cost reduction and restructuring initiatives and/or changes in the timing of realizing such cost reductions, such as due to less than anticipated liquidity to fund such activities and/or more than expected costs to achieve the expected cost reductions. Factors other than those referred to above could also cause the Company's results to differ materially from expected results. Additional examples of such risks and uncertainties include, but are not limited to: (i) delays and higher than anticipated expenses related to the ongoing and prolonged COVID-19 pandemic, any resurgence of COVID-19 and the ongoing war between Russia and Ukraine; (ii) the Company's ability (or inability) to maintain existing, and to secure additional, licenses and other agreements with various racing series; (iii) the Company's ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iv) unanticipated operating costs, transaction costs and actual or contingent liabilities; (v) the ability to attract and retain qualified employees and key personnel; (vi) adverse effects of increased competition; (vii) changes in consumer behavior, including as a result of general economic factors, such as increased inflation, higher energy prices and higher interest rates; (viii) the Company's inability to protect its intellectual property; and/or (ix) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the Company's filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q filed with the SEC during 2023, as well as in its subsequent filings with the SEC. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company's plans and expectations as of any subsequent date.